Janus Investment Fund

Janus Henderson Dividend & Income Builder Fund

IMPORTANT NOTICE REGARDING INVESTMENT POLICY CHANGES

Supplement dated August 4, 2022

to Currently Effective Prospectuses

The Board of Trustees (the “Trustees”) of Janus Investment Fund, on behalf of Janus Henderson Dividend & Income Builder Fund (the “Fund”), has approved changes to the Fund’s name, objectives, strategies, and benchmark, as further described below. These changes are part of an initiative to reposition the Fund (the “Repositioning”) to shift its focus from investing in a portfolio of income-producing equity and fixed-income securities to investing in a portfolio of dividend-paying equity securities. Following the Repositioning, Janus Henderson Investors US LLC (the “Adviser”) will also employ an investing approach for the Fund that consists of (i) avoiding companies and industries that it considers to be involved in business activities and behaviors that may be environmentally and/or socially harmful and (ii) considering environmental, social and governance (“ESG”) factors and understanding how companies are managing/mitigating any ESG risks.

The Repositioning will be effective on or about October 28, 2022 and the Fund’s prospectuses will be updated accordingly.

A brief summary of the changes follows:

Repositioning Element	Current	New
Fund Name	Janus Henderson Dividend & Income Builder Fund	Janus Henderson Responsible International Dividend Fund
Investment Objective(s)

The Fund seeks to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund’s secondary objective is to seek to provide long-term capital appreciation.

The Fund seeks income with the potential for capital growth over the long-term.
80% Policy

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income-producing securities.

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of dividend-paying equity securities.
Primary Investments

The Fund normally invests at least 50% of its assets in equity securities, and up to 30% of its assets in fixed-income securities. The Fund will normally invest its assets primarily in dividend-paying equities as well as a range of fixed-income securities, including high-yield corporate bonds (also known as “junk” bonds), investment grade

The Fund may invest in common stocks, preferred stocks, depository receipts, and other equity-related securities. The portfolio managers primarily seek to invest in common stocks of companies with attractive long-term business prospects that generate profits and produce attractive levels of dividend income.

bonds, sovereign debt from issuers in the United States and around the world, unrated bonds and floating rate securities.
Country Exposure	The Fund invests in U.S. and non-U.S. issuers and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. The Fund may invest in companies domiciled in any country that the portfolio managers believe to be appropriate in pursuit of the Fund’s objectives and may invest in securities of companies or issuers based in and/or economically tied to emerging markets.

The Fund primarily invests in equity securities of companies that are economically tied to countries outside of the United States, including investments in emerging markets. A security is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the company’s revenues are derived from one or more countries outside of the United States; or (iii) a majority of the company’s assets are located in one or more countries outside of the United States.

ESG Investing	None

The Adviser employs an investing approach for the Fund that consists of (i) avoiding companies and industries that it considers to be involved in business activities and behaviors that may be environmentally and/or socially harmful and (ii) considering ESG factors and understanding how companies are managing/mitigating any ESG risks.

Principal Investment Risks

Market Risk

Allocation Risk

Foreign Exposure Risk

Fixed-Income Securities Risk

Value Investing Risk

Geographic Concentration Risk

Emerging Markets Risk

High-Yield/High-Risk Bond Risk

Sovereign Debt Risk

Real Estate Securities Risk

Small- and Mid-Sized Companies Risk

Initial Public Offering Risk

Restricted Securities Risk

Securities Lending Risk

Portfolio Management Risk

Market Risk

ESG Investing Risk

Foreign Exposure Risk

Geographic Concentration Risk

Europe and United Kingdom Risk

Currency Risk

Dividend-Oriented Stocks Risk

Value Investing Risk

Growth Securities Risk

Portfolio Management Risk

Emerging Markets Risk

Small- and Mid-Sized Companies Risk

Derivatives Risk

Securities Lending Risk

Portfolio Managers	Faizan Baig, CFA Jenna Barnard, CFA Alex Crooke Ben Lofthouse, CFA John Pattullo	Faizan Baig, CFA Ben Lofthouse, CFA

Primary Benchmark	MSCI World Index	MSCI World ex-USA Index
Secondary Benchmark	75% MSCI World/25% Bloomberg Global Agg Credit Index	None

Please retain this Supplement with your records.

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